UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               FORM 8-K EQUIVALENT


                                 CURRENT REPORT

         Date of Report (Date of Earliest Event Reported): June 27, 2003

                              BIRDS EYE FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)


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
              Delaware                                                             16-0845824
(State or other jurisdiction of incorporation) (Commission File Number)(IRS Employer Identification Number)


90 Linden Oaks, PO Box 20670, Rochester, New York            14602-0670
     (Address of Principal Executive Offices)                (Zip Code)


       Registrant's Telephone Number, Including Area Code: (585) 383-1850











          o This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s
               11-7/8 Percent Senior Subordinated Notes Due 2008.



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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.

               None

(b) Pro-Forma Financial Information.

               None

(c)      Exhibits

           99.1 Press release announcing the sale of Birds Eye Foods' Veg-All canned vegetable business.

Item 9.  Regulation FD Disclosure

Attached hereto as an exhibit is a press release issued by Birds Eye Foods, Inc. ("Birds Eye") announcing that the sale of its Veg-All canned vegetable business to Allen Canning Company, of Siloam Springs, Arkansas was completed on Friday, June 27, 2003.



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                                   SIGNATURES

          The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  BIRDS EYE FOODS, INC.



Date:    June 30, 2003                  By:  /s/Earl L. Powers
                                                Earl L. Powers,
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer and
                                                Principal Accounting Officer)



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                                INDEX TO EXHIBITS


Exhibit No.                            Description

99.1 Press release announcing the sale of Birds Eye Foods' Veg-All canned vegetable business.